Exhibit 10.4

CERTAIN INFORMATION IDENTIFIED WITH THE MARK “[***]” HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE SUCH INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 11, 2024 (this “Agreement”), has been entered into by and between Neuronetics Inc., a Delaware corporation (the “Company”) and ● (the “Investor”).

BACKGROUND

The Investor will become a stockholder of the Company upon the closing of the Arrangement Agreement, dated as of the date hereof, by and among the Company and Greenbrook TMS Inc. (the “Arrangement Agreement”). Upon consummation of the Arrangement Agreement, the Investor will hold shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”). In connection with the Arrangement Agreement, the Company has agreed to provide to the Investor certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder (together, the “Securities Act”), and applicable state securities laws, with respect to the share of Common Stock.

AGREEMENT

In light of the above, the Company and the Investor hereby agree as follows:

1.	Definitions.

As used in this Agreement, the following terms will have the respective meanings set forth in this Section 1:

“Advice” has the meaning set forth in Section 2(c)(iv).

“Agreement” has the meaning set forth in the preamble.

“Block Trade” means a Demand Underwritten Offering that does not require a management road show.

“Blue Sky” has the meaning set forth in Section 3(m).

“Board” means the board of directors of the Company.

“Business Day” means (i) a day on which the Common Stock is traded on a Trading Market, (ii) if the Common Stock is not listed on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices) or (iii) in the event that the Common Stock is not listed or quoted as set forth in (i) and (ii) hereof, any day other than a Saturday, a Sunday or any day which is a national or provincial legal holiday in Canada, or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to remain closed.

“Claim” has the meaning set forth in Section 5(b).

“Commission” means the Securities and Exchange Commission or any successor agency.

“Common Stock” has the meaning set forth in the preamble.

“Company” has the meaning set forth in the preamble.

“Demand Registration Conditions” has the meaning set forth in Section 2(a).

“Demand Registration Notice” has the meaning set forth in Section 2(d)(i).

“Demand Registration Period” means the period beginning one-hundred and eighty (180) days following the consummation of the Arrangement Agreement and ending on the date of expiration of the Effectiveness Period or if applicable, the date of the earlier termination of the registration rights under this Agreement pursuant to Section 6(c).

“Demand Registration Statement” means each Registration Statement under the Securities Act that is designated by the Company for the registration, under the Securities Act, of any Demand Underwritten Offering pursuant to Section 2(e). For the avoidance of doubt, the Demand Registration Statement may, at the Company’s election, be the Registration Statement filed pursuant to Section 2(a).

“Demand Underwritten Offering” has the meaning set forth in Section 2(d)(i).

“Discontinuance Notice” has the meaning set forth in Section 3(d).

“Effective Date” means, with respect to any Registration Statement, the date on which the Commission first declares effective such Registration Statement.

“Effectiveness Deadline” means, with respect to a Registration Statement filed pursuant to Section 2(a), one-hundred and twenty (120) calendar days after the Shelf Notice Date, provided that such number of days may be extended by the Company, in its sole discretion, by up to an additional forty-five (45) calendar days if the condition of clause (B) of the definition of “Demand Registration Conditions” has not been satisfied at least forty-five (45) calendar days prior to the Shelf Notice Date.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor organization performing similar functions.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Losses” has the meaning set forth in Section 5(a).

“Managing Underwriters” means, with respect to any Demand Underwritten Offering, one or more registered broker-dealers that are designated in accordance with this Agreement to administer such offering.

“Maximum Successful Underwritten Offering Size” means, with respect to any Demand Underwritten Offering, the maximum number of securities that may be sold in such offering without adversely affecting the success of such offering, as advised by the Managing Underwriters for such offering to the Company and the Investor.

“Offering Launch Time” means, with respect to a Demand Underwritten Offering, the earliest of (a) the first date a preliminary prospectus (or prospectus supplement) for such offering is filed with the Commission; (b) the first date such offering is publicly announced; and (c) the date a definitive agreement is entered into with the Managing Underwriters respect to such offering.

“Other Participating Shareholders” has the meaning set forth in Section 2(d)(iv)(1).

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Agreement.

“Plan of Distribution” has the meaning set forth in Section 2(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus, any free writing prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means the Common Stock that is received by the Investor as result of the transactions contemplated by the Arrangement Agreement. “Registrable Securities” also includes any Common Stock issued or issuable with respect to the foregoing as a result of any stock split, stock dividend, recapitalization, exchange or similar event. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the Commission has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement; (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met; (iii) such securities may be sold by a purchaser under circumstances in which all of the applicable conditions of Rule 144 are met and such securities may be sold pursuant to Rule 144 without any restriction whatsoever (including, without limitation, restriction on volume and manner of sale) and/or the legend restricting further transfer has been removed from the certificate for such securities; or (iv) such securities are no longer outstanding or are no longer beneficially owned by the Investor.

“Registration Statement” means a registration statement filed pursuant to the terms hereof and which covers the resale by the Investor, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein. For the avoidance of doubt, “Registration Statement” means the initial registration statement described above in this paragraph and any additional registration statement or registration statements that are needed to sell additional Registrable Securities with the effect that the obligations of the Company under this Agreement also extend to such additional registration statement or registration statements, in all cases, as specified in this Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” has the meaning set forth in the preamble.

“Selling Holder Questionnaire” has the meaning set forth in Section 2(d)(i).

“Selling Securityholders” has the meaning set forth in Section 3(b).

“Shelf Notice” has the meaning set forth in Section 2(a).

“Shelf Notice Date” has the meaning set forth in Section 2(a).

“Subsequent Shelf” has the meaning set forth in Section 3(n).

“Suspension Notice” has the meaning set forth in Section 2(b).

“Suspension Period” has the meaning set forth in Section 2(b).

“Trading Market” means whichever of the NYSE American, New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Capital Market, Nasdaq Global Select Market or such other United States registered national securities exchange on which the Common Stock are listed or quoted for trading on the date in question.

2.	Registration.

(a)

Shelf Registration. Subject to satisfaction of the conditions set forth in Section 2(c), if, at any time during the Demand Registration Period, the Company receives a written notice (the “Shelf Notice”, and the date of Company’s receipt of the Demand Notice, “Shelf Notice Date”) from the Investor, the Company will prepare and file, within forty-five (45) days of the Shelf Notice Date (so long as the Demand Registration Conditions have been satisfied as of such filing date and, if not satisfied, on the first Business Day following the satisfaction of such conditions), with the Commission a Registration Statement covering the resale from time to time of all Registrable Securities then beneficially owned by the Investor for a secondary offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement will be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on such form, in which case such registration will be on Form S-1, and if for any reason the Company shall not then be eligible to register for resale the Registerable Securities on Form S-1, then another appropriate form for such purpose and the date for filing will be extended for another forty-five (45) days in such case), and will contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) a “Plan of Distribution” section, substantially in the form attached hereto as Annex A, as the same may be amended in accordance with the provisions of this Agreement. The Company will use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Deadline, and will use its reasonable best efforts to keep the Registration Statement (or a Subsequent Shelf) continuously effective under the Securities Act from the date of effectiveness of such Registration Statement until such date when all Registrable Securities covered by the Registration Statement cease to be Registrable Securities as reasonably determined by the counsel to the Company (the “Effectiveness Period”). For purposes of this Agreement, “Demand Registration Conditions” means as of the applicable Shelf Notice Date, (A) the Common Stock are listed on a Trading Market in the United States; and (B) the Investor has completed the Selling Holding Questionnaire.

(b)

Suspension Periods. Notwithstanding Section 2(a), the Company may, at any time, delay the filing or delay or suspend the effectiveness of a Registration Statement or any pending or potential Demand Underwritten Offering or, without suspending such effectiveness, deliver a notice (a “Suspension Notice”) that instructs the Investor not to sell any securities included in the Registration Statement or delay the filing of any amendment or supplement pursuant to Section 3, if the Board has determined and promptly notifies the Investor in writing that in its reasonable good faith judgment (i) a material event has occurred or is likely to occur with respect to the Company that has not been publicly disclosed and, if disclosed, could reasonably be expected to materially and adversely affect the Company and its ability to consummate the registration of the resale of the Registrable Securities or (ii) such registration could reasonably be expected to materially interfere with any material financing, acquisition, corporate reorganization, merger, tender offer or other significant transaction involving the Company (a “Suspension Period”), by providing the Investor with written notice of such Suspension Period and the reasons therefor. The Company will use its reasonable best efforts to provide such notice at least ten (10) Business Days prior to the commencement of such a Suspension Period; provided, however, that in any event the Company will provide such notice no later than the commencement of such Suspension Period; provided, further, that in no event will a Suspension Period exceed 90 days and in no event shall the total number of days subject to a Suspension Period during any consecutive 12-month period exceed 120 days. Any Suspension Period will not be deemed to end until the Investor has received a notice from the Company stating that such Suspension Period has ended.

(c)	Investor’s Agreements. It will be a condition of the Investor’s rights under this Agreement, and the Investor agrees, as follows:

(i)

Cooperation & Selling Holder Questionnaire. The Investor will cooperate with the Company by, with reasonable promptness, supplying information and executing documents relating to the Investor or the securities of the Company owned by the Investor in connection with such registration which are customary for offerings of this type or is required by applicable laws or regulations, including but not limited to furnishing to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”). The Company will not be required to include the Registrable Securities in a Registration Statement if the Investor fails to furnish to the Company a fully completed Selling Holder Questionnaire at least five (5) Business Days prior to the thirtieth (30th) day following the applicable Shelf Notice Date.

(ii)

Undertakings. The Investor will enter into any undertakings and take such other action relating to the conduct of the proposed offering which the Company may reasonably request as being necessary to ensure compliance with federal and state securities laws and the rules or other requirements of FINRA.

(iii)

Shelf Sales. In connection with and as a condition to the Company’s obligations with respect to any shelf Registration Statement, the Investor covenants and agrees that it will not offer or sell any such Registrable Securities under the Registration Statement until the Registration Statement has been declared effective by the Commission. The Company and the Investor acknowledge and agree that in no way shall this clause limit the Investor’s ability to sell securities without using the Registration Statement.

(iv)

Discontinuance of Sales. The Investor agrees by its acquisition of such Registrable Securities that, upon receipt of a Suspension Notice or a Discontinuance Notice from the Company, the Investor will forthwith discontinue any offers and sales of such Registrable Securities under the Registration Statement until the Investor’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company and the Investor acknowledge and agree that in no way shall this clause limit the Investor’s ability to sell securities without using the Registration Statement.

(d)	Demand Underwriting Registration Rights.

(i)

Right to Demand Underwriting Registration. At any time during the Demand Registration Period, and so long as the Demand Registration Conditions have been satisfied (and subject to the other provisions of this Section 2(d)), the Investor will have the right, exercisable by written notice satisfying the requirements of Section 2(d)(ii) (a “Demand Registration Notice”) to the Company to require the Company to register, under the Securities Act, an underwritten public offering (a “Demand Underwritten Offering”), and/or any shareholders requesting to participate in such offering pursuant to any other registration rights agreement (the “Other Participating Shareholders”), of Registrable Securities in accordance with this Section 2(d); provided, however, that:

(1)	no Demand Registration Notice may be delivered, or will be effective if:

(A)	a prior Demand Underwritten Offering is pending or in process, and is not withdrawn, at the time such Demand Registration Notice is delivered;

(B)	the Company has already effected one (1) Demand Underwritten Offering (excluding Block Trades) under this Section 2(d)(i) within the last twelve (12) months;

(C)	the Company has already effected one (1) Block Trade under this Section 2(d)(i) within the last twelve (12) months;

(D)	it is delivered during a Suspension Period; or

(E)	the aggregate market value of the Registrable Securities of the Investor to be included in the requested Demand Underwritten Offering is less than five million dollars ($5,000,000).

(ii)	Contents of Demand Registration Notice. Each Demand Registration Notice must state the following:

(1)

the desired date of the Offering Launch Time for the requested Demand Underwritten Offering, which desired date cannot (without the Company’s consent, which will not be unreasonably withheld or delayed) be earlier than ten (10) Business Days after the date such Demand Registration Notice is delivered to the Company;

(2)	the number of Registrable Securities that are proposed to be sold by the Investor; and

(3)	if the intended method of disposition is a Block Trade.

(iii)	Participation by Holders Other Than the Investor.

If the Company receives a Demand Registration Notice sent by one or more Demanding Notice Holders but not by the Investor, the Company will, within one (1) Business Day, send a copy of such Demand Registration Notice to the Investor, and such other shareholders as may be required pursuant to any registration rights agreement; and, then subject to Section 2(d)(v) and (vi), the Company will use its commercially reasonable efforts to include, in the related Demand Underwritten Offering, Registrable Securities of the Investor that has requested such Registrable Securities to be included in such Demand Underwritten Offering, pursuant to a joinder notice that complies with the next sentence.

To include any of its Registrable Securities in such Demand Underwritten Offering, the Investor must deliver to the Company, no later than the first (1st) Business Day after the date on which Company sent a copy of such Demand Registration Notice pursuant to subsection (1) above, a written instrument, executed by the Investor, joining in such Demand Registration Notice, which instrument contains the information set forth in Section 2(d)(ii)(1) and (3) with respect to the Investor.

(iv)	Certain Procedures Relating to Demand Underwritten Offering.

(1)

Obligations and Rights of the Company. Subject to the other terms of this Agreement, upon its receipt of a Demand Registration Notice, the Company will (A) designate a Demand Registration Statement, in accordance with the definition of such term and this Section 2(d), for the related Demand Underwritten Offering; and (B) use its commercially reasonable efforts to effect such Demand Underwritten Offering in accordance with the reasonable requests set forth in such Demand Registration Notice, and cooperate in good faith with the Investor and such Other Participating Shareholders in connection therewith. Notwithstanding anything to the contrary in this Agreement, the Company will not be obligated to effect, or take any actions in respect of, any Demand Underwritten Offering (i) at any time prior to the beginning of the Demand Registration Period or (ii) during a Suspension Period or at any time when the securities proposed to be sold pursuant to such Demand Underwritten Offering are subject to any lock-up agreement (including pursuant to a prior Demand Underwritten Offering) that has not been waived or released.

(2)

Designation of the Underwriting Syndicate. The Managing Underwriters, and any other underwriter, for any Demand Underwritten Offering will be selected by the Investor and any Other Participating Shareholders with the approval of the Company (which will not be unreasonably withheld or delayed).

(3)

Authority of the Investor regarding a Demand Underwritten Offering. The Investor for any Demand Underwritten Offering initiated by the Investor will have the following rights with respect to such Demand Underwritten Offering:

(A)

in consultation with the Managing Underwriters for such Demand Underwritten Offering, to determine the Offering Launch Time, which date shall be subject to the availability of an effective Registration Statement;

(B)	to determine the structure of the offering, provided such structure is reasonably acceptable to the Company;

(C)

to negotiate any related underwriting agreement and its terms, including the amount of securities to be sold by the Investor pursuant thereto and the offering price of, and underwriting discount for, such securities; provided, however, that the Company will have the right to negotiate in good faith all of its representations, warranties and covenants, and indemnification and contribution obligations, set forth in any such underwriting agreement; and

(D)	withdraw such Demand Underwritten Offering by proving written notice of such withdrawal to the Company.

(4)

Confidentiality. The Investor agrees to treat as confidential information, its delivery or receipt of any Demand Registration Notice and the information contained therein, including the related Demand Underwritten Offering.

(v)

Conditions Precedent to Inclusion of the Investor’s Registrable Securities. Notwithstanding anything to the contrary in this Section 2(d), the right of the Investor to include any of its Registrable Securities in any Demand Underwritten Offering will be subject to the following conditions:

(1)

the execution and delivery, by the Investor or its duly authorized representative or power of attorney, of any related underwriting agreement and such other agreements or instruments (including customary “lock-up” agreements, custody agreements and powers of attorney), if any, as may be reasonably requested by the Managing Underwriters for such Demand Underwritten Offering; and

(2)

the provision, by the Investor no later than the Business Day immediately after the request therefor, of any information reasonably requested by the Company or such Managing Underwriters in connection with such Demand Underwritten Offering (including, but not limited to, completion of a fully completed Selling Holder Questionnaire at least five (5) Business Days prior to the filing of the applicable Registration Statement).

(vi)

Priority of Securities in Demand Underwritten Offering. If the total number of securities requested to be included in a Demand Underwritten Offering pursuant to this Section 2(d) and by any Other Participating Shareholders exceeds the Maximum Successful Underwritten Offering Size for such Demand Underwritten Offering, then:

(1)	the number of securities to be included in such Demand Underwritten Offering will be reduced to an amount that does not exceed the Maximum Successful Underwritten Offering Size; and

(2)	to effect such reduction,

(A)

if the number of Registrable Securities of the Investor and other persons that have duly requested such Registrable Securities to be included in such Demand Underwritten Offering in accordance with this Section 2(d) exceeds such Maximum Successful Underwritten Offering Size, then the number of Registrable Securities to be included in such Demand Underwritten Offering will be allocated first to the Investor pro rata based on the total number of Registrable Securities so requested by the Investor to be included in such Demand Underwritten Offering and, thereafter to other persons, including any Other Participating Shareholders.

(e)

Piggyback Registrations. Without limiting any obligation of the Company, any time during the Demand Registration Period, if (i) there is not an effective Registration Statement covering all of the Registrable Securities or the Prospectus contained therein is not available for use; (ii) the Demand Registration Conditions have been satisfied; and (iii) the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity or equity-linked securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity or equity-linked securities to be issued solely in connection with any acquisition of any entity or business (or a business combination subject to Rule 145 under the Securities Act) or equity or equity-linked securities issuable in connection with the Company’s stock option or other employee benefit plans, or a dividend reinvestment or similar plan or rights offering), then the Company shall deliver to the Investor a written notice of such determination and, if within five (5) Business Days after the date of the delivery of such notice, the Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of such Registrable Securities that the Investor requests to be registered (subject to the same procedural requirements and underwriter cut-back limitations as referred to in Section 2(d)(v) and (vi), mutatis mutandis); provided, however, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(e) that are the subject of a then-effective Registration Statement. The Company may postpone or withdraw the filing or the effectiveness of a piggyback registration at any time in its sole discretion. The Company shall not grant piggyback registration rights to any holders of its Common Stock or securities that are convertible into its Common Stock that are senior to the rights of the Investor set forth in this Section 2(e). It is understood and agreed that the piggyback registration rights set forth in this Agreement shall be deemed to rank equally with the piggyback registration rights in any existing registration rights agreements, and all holders of Registrable Securities under such existing registration rights agreements that seek to exercise piggyback registration rights thereunder shall be treated equally with the Investor for purposes of participation in any such registration.

3.

Registration Procedures. In connection with the Company’s obligations to effect any registration pursuant to Section 2, the Company and, as applicable, the Investor, will do the following (to the extent applicable):

(a)	FINRA Cooperation. The Company and the Investor will cooperate and assist in any filings required to be made with FINRA in respect of any Registration Statement.

(b)

Right to Review Prior Drafts. Not less than five (5) Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company will furnish to the Investor copies of the “Selling Securityholders” and “Plan of Distribution” sections of such documents (together with drafts of the Registration Statement or any related Prospectus or any amendment or supplement thereto) in the form in which the Company proposes to file them, which sections and documents will be subject to the review of the Investor. The Investor will provide comments, if any, within three (3) Business Days after the date such materials are provided. The Company will not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Securityholders” or the “Plan of Distribution” sections thereof differ in any material respect from the disclosure received from the Investor in its Selling Holder Questionnaire (as amended or supplemented) or otherwise differ in any material respect from the drafts previously received by the Investor, except as may be required by the Commission. In the event that the Investor has Registrable Securities to be sold pursuant to a Demand Underwritten Offering in accordance with Section 2(e), the Investor will be afforded the same rights set forth in this Section 3(b) with respect to any Registration Statement or Prospectus or any amendment or supplement thereto which names the Investor.

(c)

Right to Copies. The Company will furnish to the Investor and the Managing Underwriters, if any, without charge, (i) at least one (1) conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by the Investor (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, except if such documents are available on EDGAR; and (ii) as many copies of each Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as the Investor may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Investor or Managing Underwriters, as applicable, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(d)

Notices. In connection with any registration pursuant to Section 2(a), the Company will notify the Investor as promptly as reasonably practicable: (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any amendments or supplements to the Registration Statement or the Prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (E) of the happening of any event which it believes may make any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue, or of any material misstatement or omission, and which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading; (F) upon the occurrence of a Suspension Period (items (C) through and including (F) being a “Discontinuance Notice”); and (G) upon the conclusion of a Suspension Period. In addition, during the pendency of any Demand Underwritten Offering pursuant to Section 2(d), but other than during a Suspension Period, the Company will provide notice to the Investor when Registrable Securities are to be sold in such offering pursuant to the Registration Statement used in connection with the Demand Underwritten Offering, which the Investor will be afforded the same notice set forth in clauses (A) through (H)(G) of this Section 3(d) relating to such Registration Statement.

(e)

Withdrawal of Suspension Orders. The Company will use its reasonable best efforts to respond as promptly as reasonably possible to any comments received from the Commission with respect to any Registration Statement or any amendment thereto (and the Investor shall cooperate to resolve any such comments in respect of the selling shareholder information contained therein, to the extent applicable to the Investor) and to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or to prevent any such suspension.

(f)

Supplements & Amendments. In connection with any registration pursuant to Section 2(a), and subject to any Suspension Period, the Company, if required by applicable federal securities laws, based on the advice of the Company’s counsel, will prepare a supplement or post-effective amendment to a Registration Statement, the related Prospectus or any document incorporated therein by reference or file any other required document or, if necessary, renew or refile a Registration Statement prior to its expiration, so that, as thereafter delivered to the purchasers of the Registrable Securities, (A) the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; (B) such Registration Statement remains continuously effective as to the applicable Registrable Securities for its applicable Effectiveness Period; (C) the related Prospectus may be supplemented by any required Prospectus supplement, and as so supplemented may be filed pursuant to Rule 424 and (D) the Prospectus will be supplemented, if necessary, to update the disclosure of the number of shares that the Investor intends to sell, reflecting prior resales in accordance with guidance of the staff of the Commission (as such guidance may be substituted for, amended or supplemented by the staff of the Commission after the date of this Agreement). Furthermore, subject to the Investor’s compliance with its obligations under Section 2(c)(i), the Company will take such actions as are required to name the Investor in a Registration Statement or any supplement thereto and to include (to the extent not theretofore included) in such Registration Statement the Registrable Securities identified in the Investor’s Selling Holder Questionnaire.

(g)

Listing. The Company will use its reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which the Common Stock are then listed.

(h)

Transfer Agent & Registrar. The Company will provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by a Registration Statement filed pursuant to this Agreement from and after a date not later than the Effective Date of such Registration Statement.

(i)

Certificates. The Company will cooperate with the Investor to facilitate the timely preparation and delivery of any certificates or book-entry statements representing Registrable Securities to be delivered to a transferee pursuant to any Registration Statement, which certificates or book-entry statements will be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Investor may reasonably request.

(j)	CUSIPs. The Company, if necessary, will use its best efforts to maintain the existing CUSIP number for the Registrable Securities as of the Effective Date of the Registration Statement.

(k)

Agreement Not to Co-Mingle Registrable Securities. For purposes of calculating the number of Registrable Securities, the Investor hereby agrees to maintain a separate Direct Registration System book-entry position for its respective Registrable Securities or otherwise to hold such Registrable Securities in certificated form, and not co-mingle any other Common Stock with such Registrable Securities, whether such other Common Stock are beneficially owned as of the date of this Agreement or hereafter acquired by the Investor.

(l)

Legal Counsel. The Investor will have the right to select one legal counsel, at the Company’s expense pursuant to Section 4, to review, on behalf of the Investor, any Registration Statement or Prospectus prepared pursuant to Section 2 or this Section 3; provided that no more than one legal counsel can be selected for the selling securityholders in any offering pursuant to this Agreement in the event that the Investor exercises its piggyback rights under Section 2(e) in respect of an offering pursuant to any existing registration rights agreement. The Company will reasonably cooperate with such legal counsel’s reasonable requests in performing their obligations under this Agreement.

(m)

Blue Sky. The Company will, prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Investor or Managing Underwriters, in the case of a Demand Underwritten Offering, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws (“Blue Sky”) of all jurisdictions within the United States that the Investor or Managing Underwriters, in the case of a Demand Underwritten Offering, request in writing be covered, to keep each such registration or qualification (or exemption therefrom) effective during the applicable Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by any Registration Statement, including in connection with a Demand Underwritten Offering; provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to become subject to any material tax in any such jurisdiction where it is not then so subject.

(n)

Subsequent Shelf. If, at the time of filing of a Registration Statement pursuant to Section 2(a), the Company is not eligible to use Form S-3 for transactions involving secondary offerings and the Company is not otherwise eligible to incorporate by reference prospectively into such Registration Statement, then at such time as the Company becomes eligible to register transactions involving secondary offerings on Form S-3, the Company may, in its sole discretion, file in accordance with the procedures outlined in this Section 3, including but not limited to all required notices to the Holders, an additional Registration Statement on Form S-3 to cover resales pursuant to Rule 415 of the Registrable Securities (a “Subsequent Shelf”), and, when such Subsequent Shelf has been filed with the Commission, the Company may, concurrently with its filing of a request for acceleration of effectiveness of such Subsequent Shelf, withdraw or terminate the original Registration Statement; provided, however, that nothing in this Section 3(n) will be interpreted to limit the Company’s obligations pursuant to Section 2(a).

(o)	Certain Covenants Relating to Underwritten Offerings. The following covenants will apply, in each case to the extent applicable, in connection with any Demand Underwritten Offering:

(i)

Underwriting Agreement and Related Matters. The Company will (1) execute and deliver any customary underwriting agreement or other agreement or instrument reasonably requested by the Managing Underwriters for such offering; (2) use its commercially reasonable efforts to cause such customary legal opinions, comfort letters, “lock-up” agreements and officers’ certificates to be delivered in connection therewith; and (3) cooperate in good faith with such Managing Underwriters in connection with the disposition of Registrable Securities pursuant to such offering.

(ii)

Marketing and Roadshow Matters. Except in the case of a Block Trade, the Company will cooperate in good faith with the Managing Underwriters for such offering in connection with any marketing activities relating to such offering, including any roadshow.

(iii)	FINRA Matters. The Company and the Investor will cooperate and assist in any filings required to be made with FINRA in connection with such offering.

4.	Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company will be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement including, without limitation: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock are then listed for trading, (B) related to compliance with applicable state securities or Blue Sky laws and (C) incurred in connection with the preparation or submission of any filing with FINRA); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses); (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of (A) counsel for the Company and (B) counsel for the Investor pursuant to Section 3(l) in an amount not to exceed US$25,000, in the case of registration pursuant to Section 2(a) or Section 2(e), or US$50,000, in the case of registration pursuant to Section 2(d), as applicable, for any Registration Statement; (v) Securities Act liability insurance, if the Company so desires such insurance; (vi) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) all of the Company’s own internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder; provided, however, that the Investor will pay (i) all underwriting discounts, commissions, fees and expenses and all transfer taxes with respect to the Registrable Securities sold by the Investor; (ii) any fees and expenses of legal counsel other than covered by the Company in clause 4(iv)(B) above and (iii) all other expenses incurred by the Investor and incidental to the sale and delivery of the shares to be sold by the Investor.

5.	Indemnification.

(a)

Indemnification by the Company. The Company will, notwithstanding any termination of this Agreement, indemnify and hold harmless the Investor, the officers, directors, partners, members and shareholders of the Investor and each person who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of any such controlling persons, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon, in the case of the Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein to make the statements not misleading, or in the case of any Prospectus or form of Prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use in a Registration Statement, or to the extent that such information relates to the Investor or the Investor’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by the Investor for use in the Registration Statement, such Prospectus or such form of Prospectus (it being understood and agreed that the only such information furnished to the Company by or on behalf of the Investor consists of the information described in Annex B hereto, as may be amended in accordance with the provisions of this Agreement) or (2) resulted from the use by the Investor of an outdated or defective Prospectus after the Company has notified the Investor in writing that such Prospectus is outdated or defective and prior to the receipt by the Investor of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.

(b)

Indemnification by Holders. The Investor will, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, partners, members and shareholders and each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of such controlling person, in each case to the fullest extent permitted by applicable law from and against all Losses, as incurred, arising solely out of or based upon, in the case of the Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein to make the statements not misleading, or in the case of any Prospectus or form of Prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use in a Registration Statement or Prospectus, or to the extent that such information relates to the Investor or the Investor’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by the Investor for use in the Registration Statement or Prospectus (it being understood and agreed that the only such information furnished to the Company by or on behalf of the Investor consists of the information described in Annex B hereto, as may be amended in accordance with the provisions of this Agreement) or (2) resulted from the use by the Investor of an outdated or defective Prospectus after the Company has notified the Investor in writing that the Prospectus is outdated or defective and prior to the receipt by the Investor of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the obligation to indemnify will be several and not joint and in no event will the liability of the Investor hereunder be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Registrable Securities under the Registration Statement giving rise to such indemnification obligation.

(c)

Conduct of Indemnification Proceedings. In order for a Person (the “Indemnified Party”) to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any Person against the Indemnified Party (a “Claim”), such Indemnified Party must notify the indemnifying party (“Indemnifying Party”) in writing, and in reasonable detail, of the Claim as promptly as reasonably possible after receipt by such Indemnified Party of notice of the Claim; provided, however, that failure to give such notification on a timely basis shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually materially prejudiced as a result of such failure. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court filings and related papers) received by the Indemnified Party relating to the Claim.

If a Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges its obligation in writing to indemnify the Indemnified Party therefor, to assume at its cost the defense thereof with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party and to settle such suit, action, claim or proceeding in its discretion with an unconditional full release of the Indemnified Party and no admission of fault, liability, culpability or a failure to act by or on behalf of the Indemnified Party. Notwithstanding any acknowledgment made pursuant to the immediately preceding sentence, the Indemnifying Party shall continue to be entitled to assert any limitation to the amount of Losses for which the Indemnifying Party is responsible pursuant to its indemnification obligations. Should the Indemnifying Party so elect to assume the defense of a Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof unless (i) the Indemnifying Party has materially failed to defend, contest or otherwise protest in a timely manner against Claims or (ii) such Indemnified Party reasonably objects to such assumption on the grounds that there are defenses available to it which are different from or in addition to the defenses available to such Indemnifying Party and, as a result, a conflict of interest exists. Subject to the limitations in the preceding sentence, if the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood, however, that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof. If the

Indemnifying Party chooses to defend any Claim, all the parties hereto shall cooperate in the defense or prosecution of such Claim. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information which are reasonably relevant to such Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnifying Party shall have assumed the defense of a Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Claim without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld).

The obligations of the Company and the Investor under this Section 5 shall survive completion of any offering of Registrable Securities pursuant to a Registration Statement and the termination of this Agreement. The Indemnifying Party’s liability to any such Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder.

(d)

Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 5(a) or 5(b) was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 5. Notwithstanding the provisions of this Section 5, the Investor will not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)	Other. The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

(f)

Deemed Underwriter. To the extent that Investor is or may be deemed to be an “underwriter” of Registrable Securities pursuant to any Commission comments or policies, the Company agrees that (i) the indemnification and contribution provisions contained in this Section 5 shall be applicable to the benefit of Investor in its role as an underwriter or deemed underwriter in addition to their capacity as an investor and (ii) Investor shall be entitled to conduct the due diligence which an underwriter would normally conduct in connection with an offering of securities registered under the Securities Act, including without limitation receipt of customary opinions and comfort letters addressed to Investor, which notwithstanding anything to the contrary herein, will be at the expense of the Company.

6.	Madryn Covenants.

a.

Voting. Investor irrevocably and unconditionally agrees for two years after the Effective Date (as defined in the Arrangement Agreement)(the “Voting Period”), at any annual or special meeting of the Company called, and at every adjournment or postponement thereof, and for every action or approval by written consent or consents of the Company stockholders, to vote or cause the holder of record to vote the Common Stock in accordance with the voting recommendations of such proposals by the Company’s Board of Directors in connection with one or more amendments to the Company’s 2018 Incentive Compensation Plan (or any successor plan) to increase the number of shares issuable thereunder by up to an aggregate of an additional 4,200,000 shares. During the Voting Period, Investor agrees that it shall not, directly or indirectly, submit any shareholder proposals pursuant to Rule 14a-8 of the Exchange Act or otherwise.

b.

Unless approved in advance in writing by the Board, the Investor agrees that neither it nor any of its Affiliates, for a period of two years after the date of this Agreement, directly or indirectly, will acquire (or propose or agree to acquire), of record or beneficially, by purchase or otherwise, any equity securities or debt securities that are convertible into equity securities, or any of its subsidiaries, or rights or options to acquire interests in any of the Company’s equity securities or debt securities that are convertible into equity securities, except that the Investor may continue to beneficially the Common Stock of the Company that it will beneficially own upon consummation of the transactions contemplated by the Arrangement Agreement.

7.	Miscellaneous.

(a)

Notices. All notices or other communications hereunder will be in writing and will be given by (i) personal delivery, (ii) courier or other delivery service which obtains a receipt evidencing delivery, (iii) registered or certified mail (postage prepaid and return receipt requested) or (iv) facsimile or similar electronic device, to such address as may be designated from time to time by the relevant party, and which will initially be:

(i)	in the case of the Company:

3222 Phoenixville Pike Malvern, PA 19355

Attention:	Andrew Macan, Executive Vice President, General Counsel and Chief Compliance Officer

E-mail:	[***]

with a copy (which shall not constitute notice) to:

Stikeman Elliott LLP 5300 Commerce Court West 199 Bay Street Toronto, ON M5L 1B9

Attention:	Jonah Mann and John Lee

E-mail:	[***]

with a copy (which shall not constitute notice) to:

Ballard Spahr LLP 1735 Market Street, 51st Floor Philadelphia, PA 19103-7599

Attention:	Brian Short and Harry Levin

E-mail:	[***]

(ii)	in the case of the Investor:

330 Madison, 33rd Floor New York, NY 10017 Phone: 646 560 5491
Attention:

E-mail:

with a copy (which shall not constitute notice) to:

Moore & Van Allen 100 North Tyron Street, Suite 4700 Charlotte, NC 28202-4003

Attention:	Tripp Monroe

E-mail:	[***]

All notices and other communications will be deemed to have been given (i) if delivered by the United States mail, three (3) Business Days after mailing (five (5) Business Days if delivered to an address outside of the United States), (ii) if delivered by a courier or other delivery service, one (1) Business Day after dispatch (two (2) Business Days if delivered to an address outside of the United States) and (iii) if personally delivered or sent by facsimile or similar electronic device, upon receipt by the recipient or its agent or employee (which, in the case of a notice sent by facsimile or similar electronic device, will be the time and date indicated on the transmission confirmation receipt). No objection may be made by a party to the manner of delivery of any notice actually received in writing by an authorized agent of such party.

(b)

Governing Law; Jurisdiction; Jury Trial; etc. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof. Nothing contained herein will be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.

(c)

Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) the mutual written agreement of the Company and the Investor to terminate this Agreement, (b) the first date after the six-month anniversary of the date of this Agreement on which the Investor and its affiliates collectively no longer beneficially own at least 1% of the outstanding Common Stock, as determined in accordance with Rule 13d-3 of the Exchange Act, or (c) the date the Investor ceases to hold Registrable Securities.

(d)	Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Investor.

(e)

Remedies. In the event of a breach by the Company of its obligations under this Agreement, the Investor, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(f)

Complete Agreement; Modifications. This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof and thereof. This Agreement may be amended, altered or modified only by a writing signed by the Company and the Investor.

(g)

Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

(h)

Third-Party Beneficiaries. None of the provisions of this Agreement will be for the benefit of, or enforceable by, any third-party beneficiary, except with respect to the Investor. For the avoidance of doubt, none of the Other Participating Shareholders, if any, shall be third-party beneficiaries of this Agreement.

(i)

Successors and Assigns. Except as provided herein to the contrary, this Agreement will be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns. Notwithstanding anything to the contrary herein, Investor may assign any of its rights, interests and obligations hereunder, in whole or in part, to any subsidiary or affiliate who holds, or who becomes a holder of, Registrable Securities.

(j)

Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (a) no waiver or extension of time will be effective unless expressly contained in a writing signed by the waiving party and (b) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(k)

Severability. The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

(l)

Attorneys’ Fees. Should any litigation be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding will be entitled, in addition to such other relief as may be granted, to the attorneys’ fees and court costs incurred by reason of such litigation.

(m)

Headings. The Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular Section.

(n)

Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(o)

Other Registration Rights. Except as provided in this Agreement, the Company shall not, without the prior written consent of Investor, enter into any agreement with any holder or prospective holder of any securities of the Company that would provide to such holder or prospective holder the right to include securities in any registration other than in compliance with the terms of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be effective as of the date first above written.

NEURONETICS, INC., a Delaware corporation

By: _____________________________________
Name:
Title:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be effective as of the date first above written.

[●]

By:
Name:
Title:

ANNEX A

PLAN OF DISTRIBUTION

We are registering the shares of Common Stock held by the selling securityholders to permit the resale of such shares of Common Stock by the selling securityholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling securityholders of the Common Stock. We will bear all fees and expenses incident to our obligation to register the Common Stock in this offering. Sales by the selling securityholders may not require the provision of a prospectus supplement.

The Common Stock may be sold from time to time directly by the selling securityholders, including their donees, pledgees, transferees and other successors in interest, or, alternatively, through underwriters, broker-dealers or agents, or through any combination of the foregoing methods. If the Common Stock is sold through underwriters, broker-dealers or agents, the selling securityholders will be responsible for underwriting discounts or commissions or agents’ commissions, if any. The Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions, which may involve block transactions:

•	on any national securities exchange or quotation service on which the Common Stock may be listed or quoted at the time of sale, including Nasdaq;

•	in the over-the-counter market;

•	otherwise than on such exchanges or services or in the over-the-counter market;

•	through the writing of options;

•

through trading plans entered into by the selling securityholder pursuant to Rule 10b5-1 under the Exchange Act that are in place at the time of an offering pursuant to this prospectus and any applicable prospectus supplement hereto that provide for periodic sales of their Common Stock on the basis of parameters described in such trading plans;

•	through one or more underwritten offerings on a firm commitment or best efforts basis;

•	pursuant to agreements with broker-dealers to sell a specified number of the shares of Common Stock at a stipulated price per share;

•

in “at the market” offerings, as defined in Rule 415 under the Securities Act, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices, including sales made directly on a national securities exchange or sales made through a market maker other than on an exchange or other similar offerings through sales agents;

•	in privately negotiated transactions;

•	in options or other hedging transactions, whether through an options exchange or otherwise;

•	in distributions to members, limited partners or stockholders of the selling securityholders;

•	any other method permitted by applicable law; or

•	through any combination of the foregoing.

The selling securityholders may also sell all or a portion of the Common Stock beneficially owned by them and offered hereby from time to time using other methods as permitted pursuant to applicable law.

In addition, the selling securityholders may resell all or a portion of the Common Stock in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(a)(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

Broker-dealers engaged by the selling securityholders may arrange for other broker-dealers to participate in sales. If the selling securityholders effect such transactions by selling the Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling securityholders or commissions from purchasers of the Common Stock for whom they may act as agent or to whom they may sell as principal.

Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with sales of the Common Stock or otherwise, the selling securityholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging in positions they assume. The selling securityholders may also sell Common Stock short and deliver Common Stock covered by this prospectus to close out short positions and to return borrowed Common Stock in connection with such short sales. The selling securityholders may also loan or pledge the Common Stock to broker-dealers that in turn may sell such Common Stock, to the extent permitted by applicable law. The selling securityholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Common Stock offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling securityholders may, from time to time, pledge or grant a security interest in some or all of the Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Common Stock from time to time pursuant to this prospectus or any amendment or supplement to this prospectus under any applicable provision of the Securities Act, amending, if necessary, the list of selling securityholders to include the pledgee, transferee or other successors in interest as selling securityholders under this prospectus. The selling securityholders also may transfer and donate the Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling securityholders and any broker-dealer or agents participating in the distribution of the Common Stock may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling securityholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Exchange Act.

Each selling securityholder has informed us that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. If required, the specific Common Stock to be sold, the names of the selling securityholders, the respective purchase prices and public offering prices, the names of any agent, broker-dealer or underwriter and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement of which this prospectus is a part.

Under the securities laws of some states, the Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the Common Stock may not be sold unless such Common Stock has been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling securityholder will sell any or all of the Common Stock registered pursuant to the registration statement, of which this prospectus is a part.

Each selling securityholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Common Stock by the selling securityholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the Common Stock to engage in market-making activities with respect to the Common Stock. All of the foregoing may affect the marketability of the Common Stock and the ability of any person or entity to engage in market-making activities with respect to the Common Stock.

We will pay all expenses of the registration of the shares of Common Stock pursuant to the Registration Rights Agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling securityholder will pay all underwriting discounts and selling commissions, if any and any related legal expenses incurred by it. We will indemnify the selling securityholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the Registration Rights Agreement, or the selling securityholders will be entitled to contribution. We may be indemnified by the selling securityholders against certain liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling securityholders specifically for use in this prospectus, in accordance with the related Registration Rights Agreement, or we may be entitled to contribution.

ANNEX B

NEURONETICS INC.

Selling Stockholder Questionnaire

The undersigned beneficial owner of shares of Common Stock (the “Registrable Securities”) of Neuronetics Inc. (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:______________________________________________________________________________________________________________________

Fax: _____________________________________________________________________________________________________________________

Contact Person: ____________________________________________________________________________________________________________

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐   No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐   No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐   No ☐

(d)

If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐   No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial
Owner:

By:
Name:
Title:

PLEASE EMAIL A .PDF OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO: